Exhibit 99.2

EXECUTION COPY

NON-REVOLVING LINE OF CREDIT CONVERTIBLE NOTE

THIS NON-REVOLVING LINE OF CREDIT CONVERTIBLE NOTE (THIS “NOTE”), AND THE SECURITIES ISSUABLE UPON CONVERSION OF THIS NOTE, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR OFFERED FOR SALE OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO ALFI, INC. THAT SUCH REGISTRATION IS NOT REQUIRED.

$500,000	August 5, 2022
Miami Beach, Florida

FOR VALUE RECEIVED, the undersigned, Alfi, Inc., a Delaware corporation (the “Borrower” or the “Company”)), promises to pay to the order of Lee Aerospace, Inc., a Kansas corporation (the “Lender”; the Lender and any subsequent holder(s) hereof being hereinafter referred to collectively as the “Holder”), at the office of the Lender or at such other place as the Holder may, from time to time designate to the Borrower in writing, the principal sum of Five Hundred Thousand AND No/100 DOLLARS ($500,000), or so much thereof as is from time to time outstanding and has been disbursed pursuant to the provisions of Article II of the Credit and Security Agreement, dated April 12, 2022, by and between the Lender and the Borrower, as may be amended or supplemented from time to time (as so amended or supplemented from time to time, the “Credit Agreement”) (the terms and provisions of which are hereby incorporated herein and made an integral part hereof by reference), together with interest on so much thereof as is from time to time outstanding and unpaid, calculated at the applicable rate(s) and in the manner set forth in the Credit Agreement, in lawful money of the United States of America (i.e., money that at the time of payment is legal tender in payment of all debts and dues, public and private), such principal and interest to be paid in the manner set forth below. Capitalized terms that are defined in the Credit Agreement and that are used but not otherwise defined herein have the same respective meanings when used herein as ascribed to them in the Credit Agreement. Additional capitalized terms used herein are as defined in Section 7, or elsewhere, herein.

1.    Principal, Interest and Related Matters.

So long as there is any principal or accrued and unpaid interest outstanding under this Note, accrued interest on the unpaid principal amount of this Note shall be due and payable, in arrears, on the Maturity Date.

The entire outstanding and unpaid principal amount evidenced by this Note shall be due and payable on the Maturity Date.

The Borrower may prepay the principal amount outstanding, from time to time, under this Note, in whole or in part, without premium or penalty, provided that every prepayment of principal evidenced by this Note is accompanied by the payment of all accrued and unpaid interest on the principal amount being prepaid.

Interest on the outstanding principal amount of this Note, from the date of advance until paid in full, will accrue at the then effective Interest Rate.

In the event that any installment of principal or interest owing hereunder is not paid promptly when due, or within the grace period thereafter, if any, provided by the Credit Agreement, or should any other Event of Default occur, then, and in such event, the entire unpaid principal indebtedness evidenced hereby, and any and all other sums advanced and owed to the Holder in accordance with the terms hereof or of the other applicable Credit Documents, or any of them, together with all unpaid interest accrued thereon, will, at the option of the Holder and without notice except as specified in the applicable Credit Documents, immediately become due and payable; and the Holder may collect the same forthwith, regardless of the then stipulated applicable date of maturity. Nothing contained in this Note is to be deemed to confer on the Borrower any right to cure or reinstate the maturity of this Note in the event of any acceleration of this Note.

Time is of the essence in the payment of this Note. The Borrower shall pay all reasonable costs and expenses of collection of the indebtedness evidenced by this Note which, in the event that this Note or any part hereof is collected by or through an attorney-at-law, include reasonable attorneys’ fees and all other reasonable expenses and court costs incurred in connection therewith.

Presentment for payment, demand, protest, and notice of demand, dishonor, protest, and non-payment, and all other notices (except those required by the Credit Agreement and other Credit Documents) are hereby waived by the Borrower. The Borrower hereby represents, warrants, and covenants that no funds disbursed hereunder will be used for personal, family or household purposes.

No failure to accelerate the debt evidenced hereby by reason of the occurrence of any default hereunder, acceptance of a past due installment, or any other indulgences granted from time to time by the Holder is to be construed (i) as a novation of this Note, as a reinstatement of the indebtedness evidenced hereby, as a waiver of the Holder’s right of acceleration, or of the right of the Holder thereafter to insist upon strict compliance with all of the provisions of this Note, or (ii) to prevent the exercise of such right of acceleration or any other right granted hereunder or by the laws of the State of Florida; and the Borrower hereby expressly waives the benefit of any statute or rule of law or equity now provided, or which may hereafter be provided, that would produce a result contrary to or in conflict with the foregoing. No extension of the time for the payment of this Note or any installment due hereunder made by agreement with any other Person now or hereafter liable for the payment of any portion of this Note (whether by means of guaranty, suretyship, or otherwise) will operate to release, discharge, modify, change, or affect the original liability of the Borrower under this Note, either in whole or in part, unless the Holder stipulates otherwise in writing. None of the provisions of this Note can be orally waived, changed, modified, or discharged; but rather all waivers, changes, modifications, and discharges of any and all provisions hereof must be made in writing signed by the party against whom enforcement of any waiver, change, modification, or discharge is sought.

This Note evidences a borrowing under, is subject to, and will be enforced in accordance with, the applicable provisions of the Credit Agreement and constitutes a “Note” as defined in the Credit Agreement. The Borrower’s prompt and full repayment of the indebtedness evidenced by this Note is secured by all of the Collateral described in the Credit Agreement.

If from any circumstances whatsoever, fulfillment of any provision of this Note, at the time performance of such provision is due, involves transcending the limit of validity then prescribed by an applicable usury statute or any other applicable law, with regard to obligations of like character and amount, then, ipso facto, the obligation to be fulfilled will be automatically reduced to the limit of such validity, so that in no event will any exaction be possible under this Note that is in excess of the current limit of such validity, but such obligation will be fulfilled to the limit of such validity.

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2.      Conversion of this Note. This Note shall be convertible into shares of Common Stock at any time on or after the three-month anniversary of the date of this Note (the “Initial Conversion Date”), subject to the terms and conditions set forth in this Section 2. The shares of Common Stock issuable upon conversion of this Note pursuant to this Section 2 are referred to herein collectively as the “Conversion Shares.”

(a)      Conversion Right. On or after the Initial Conversion Date, the Holder shall be entitled to convert any Conversion Amount (as defined in Section 2(b)(i)) into fully paid and nonassessable Conversion Shares in accordance with Section 2(c). The Company shall not issue any fractional Conversion Shares upon any conversion. If the issuance would result in the issuance of a fractional Conversion Share, then the Company shall round such fractional Conversion Share to the nearest whole Conversion Share.

(b)      Calculation of Conversion Shares. The number of Conversion Shares issuable upon conversion of any Conversion Amount shall be determined by dividing (x) such Conversion Amount by (y) the Conversion Price. For purposes of this Note:

(i)      “Conversion Amount” means the sum of (A) the amount of unpaid principal of this Note to be converted, plus (B) the amount of accrued and unpaid interest (calculated in accordance with the Credit Agreement) with respect to such unpaid principal.

(ii)     “Conversion Price” means $1.6350 per share.

(c)      Optional Conversion. To convert any Conversion Amount into Conversion Shares on any date which is on or after the Initial Conversion Date (a “Conversion Date”), the Holder shall transmit to the Company by facsimile or email, for receipt on or before 5:00 p.m., Miami, Florida Time, on such date, a copy of an executed notice of conversion in the form attached as Appendix A (the “Conversion Notice”). On or before the third Business Day following the date of receipt of a Conversion Notice, the Company shall transmit by email or facsimile a confirmation of receipt of such Conversion Notice to the Holder. On or before the fourth Trading Day following the date of receipt of a Conversion Notice, the Company shall: (i) provided that (A) the Company’s transfer agent is participating in the Depository Trust Company’s (“DTC”) Fast Automated Securities Transfer Program and (B) the Registration Condition is satisfied, credit such aggregate number of Conversion Shares to which the Holder shall be entitled to the Holder’s balance account with DTC through its Deposit Withdrawal Agent Commission system; or (ii) if the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program or if the Registration Condition is not satisfied, issue and deliver to the address as specified in the Conversion Notice a certificate for, or record in book-entry form, each case in the name of the Holder, the number of Conversion Shares to which the Holder shall be entitled, provided, however, that such certificate or book-entry registration shall bear the following restrictive legend or notation, or one similar thereto:

The securities represented HEREBY have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state, and may not be offered or sold unless a registration statement under the Securities Act and applicable state securities laws shall have become effective with regard thereto, or an exemption from registration under the Securities Act and applicable state securities laws is available in connection with such offer or sale.

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The Holder shall deliver this Note to the Company at such time that this Note is fully converted. With respect to partial conversions of this Note, the Company shall keep written records of the amount of this Note converted as of the date of such conversion and such records shall be conclusive and binding for all purposes. The Person or Persons entitled to receive the Conversion Shares issuable upon a conversion of this Note shall be treated for all purposes as the record holder or holders of such conversion.

(d)     Registration. The Company shall maintain a register (the “Register”) for the recordation of the names and addresses of the Holders of the Notes and the principal amount of the Notes held by such Holders (the “Registered Notes”). The entries in the Register shall be conclusive and binding for all purposes. The Company and the Holders of the Notes shall treat each Person whose name is recorded in the Register as the owner of a Note for all purposes. Subject to compliance with any requirements of applicable federal and state securities laws and regulations and the provisions of Section 5: (i) a Holder may assign or sell a Registered Note in whole or in part only by registration of such assignment or sale on the Register; and (ii) upon its receipt of a request to assign or sell all or part of any Registered Note by the Holder, the Company shall record the information contained therein in the Register and issue one or more new Registered Notes in the same aggregate unpaid principal amount as the unpaid principal amount of the surrendered Registered Note to the designated assignee or transferee.

3.       Conversion Price Adjustment. If the Company at any time on or after the date of this Note subdivides (by any stock dividend, stock split, recapitalization or otherwise) outstanding shares of its Common Stock into a greater number of shares, then the Conversion Price in effect immediately prior to such subdivision will be proportionately reduced. If the Company at any time on or after the date of this Note combines (by combination, reverse stock split or otherwise) outstanding shares of its Common Stock into a smaller number of shares, then the Conversion Price in effect immediately prior to such combination will be proportionately increased.

4.       Voting Rights. This Note shall not entitle the Holder to any of the rights of a stockholder of the Company, including, without limitation, the right to vote, to receive dividends and other distributions, or to receive any notice of, or to attend, meetings of stockholders or any other proceedings of the Company, unless and to the extent converted into Conversion Shares in accordance with the terms hereof.

5.       Transfer. This Note has been issued subject to certain investment representations of the Holder set forth in the Credit Agreement. This Note and any Conversion Shares issued upon conversion of this Note may not be offered, sold, assigned or transferred by the Holder unless such offer, sale, assignment or transfer: (i) occurs on or after the Initial Conversion Date; and (ii) is in compliance with, and subject to, the requirements of applicable federal and state securities laws and regulations and of this Section 5. The Holder understands and acknowledges that:

(a)     this Note and the Conversion Shares have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (i) subsequently registered thereunder, or (ii) the Holder shall have delivered to the Company an opinion of counsel reasonably acceptable to the Company to the effect that the securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from the registration of the Securities Act, including, but not limited to, Rule 144;

(b)     without limiting the generality of the foregoing, any sale of the Note or the Conversion Shares made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of such securities under circumstances in which the seller (or the Person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder; and

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(c)     neither the Company nor any other Person is under any obligation to register the Note or the Conversion Shares under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder, except as otherwise required under Section 6.

6.     Piggyback Registration Rights.

(a)      If the Company shall determine to register on a new registration statement any shares of Common Stock for resale for the account of selling stockholders (other than a registration (i) pursuant to a registration statement on Form S-8 or other registration solely relating to an offering or sale to employees or directors of the Company pursuant to any employee stock plan or other employee benefit arrangement, (ii) pursuant to a registration statement on Form S-4 or similar form that relates to a transaction subject to Rule 145, or (iii) in connection with any dividend or distribution reinvestment or similar plan), then the Company will:

(i)      promptly give to the Holder written notice thereof;

(ii)     use commercially reasonable efforts to include in such registration (and any related filing or qualification under applicable state securities laws), except as set forth in Section 6(b), and in any underwriting involved therein, all the shares of Common Stock issuable upon conversion of this Note (the “Registrable Securities”) specified in a written request or requests, made by the Holder and received by the Company within five days after the written notice from the Company described in clause (i) above is given by the Corporation. Such written request may specify all or a part of the Holder’s Registrable Securities.

(b)       If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holder as a part of the written notice given pursuant to Section 6(a)(i). In such event, the right of the Holder to registration pursuant to this Section 6 shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. If the Holder proposes to distribute its securities through such underwriting, then the Holder shall (together with the Company and the other holders of securities of the Company with registration rights to participate therein distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by the Company. Notwithstanding any other provision of this Section 6, if the representative of the underwriters advises the Company that marketing or other factors require a limitation on the number of shares to be underwritten, then the representative may exclude all Registrable Securities from, or limit the number of Registrable Securities to be included in, the registration and underwriting. In addition, if the Holder does not agree to the terms of any such underwriting, then the Holder shall be excluded therefrom by written notice from the Company or the underwriter.

(c)       The Holder agrees that: (i) the Company may postpone or withdraw the filing or the effectiveness of any registration contemplated by Section 6(a) at any time in its sole discretion; and (ii) upon receipt of notice from the Company that the registration statement filed by the Company which includes some or all of the Registrable Securities for resale is no longer effective or is no longer available for use by the selling stockholders identified therein for any reason, then the Holder will discontinue disposition of Registrable Securities until the Holder receives further notice from the Company.

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7.     Additional Definitions.

(a)        “Registration Condition” means that the resale of the Conversion Shares shall have been registered under the Securities Act and that such registration continues to be effective and available for such resale.

(b)        “Rule 144” means Rule 144 as promulgated by the SEC under the Securities Act, as such rule may be amended from time to time, or any similar successor rule that may be promulgated by the SEC.

(c)        “Rule 145” means Rule 145 as promulgated by the SEC under the Securities Act, as such rule may be amended from time to time, or any similar successor rule that may be promulgated by the SEC.

(d)        “SEC” means the Securities and Exchange Commission.

(e)        “Trading Day” means a day on which the principal trading market of the Common Stock is open for trading.

8.      Miscellaneous.

This Note is intended as a contract under, and all provisions hereof are in all respects (including all matters of construction, interpretation, validity, enforceability, performance, breach, and the consequences of breach) to be governed and controlled by, the internal, substantive laws of the State of Florida (excluding and without regard to any and all rules and principles concerning any conflict of laws) as amended and now in effect.

As used herein, the term “Borrower” is to be deemed to include all of the Borrower’s respective successors and assigns, whether by voluntary action or by operation of law. As used herein, the term “Holder” is to be deemed to include the Lender and its successors and assigns, whether by voluntary action or by operation of law, as well as the respective successors, legal representatives, and assigns of each and every subsequent holder or assignee to whom this Note is transferred or assigned, in whole or in part.

All pronouns and adjectives used herein indicating gender are to be construed to include the masculine, feminine, and neuter genders; and all words implying the singular are to be construed to include the plural and vice versa.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Borrower, intending to be legally bound by all of the provisions of this Non-Revolving Line of Credit Convertible Note, has duly authorized, signed, and delivered this Note to the Lender, all effective as of the date first above written.

Alfi, Inc.

By:	/s/ Louis Almerini
Name: Louis Almerini
Title: Interim Chief Financial

Lee Aerospace, Inc.

By:	/s/ James Lee
Name: James Lee
Title: President

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APPENDIX A

ALFI, INC.

CONVERSION NOTICE

Reference is made to the Non-Revolving Line of Credit Convertible Note (the “Note”) issued to the undersigned by Alfi, Inc. (the “Company”). In accordance with and pursuant to the Note, the undersigned hereby elects to convert the unpaid principal amount of the Note indicated below into shares of Common Stock, par value $0.0001 (the “Common Stock”), of the Company, as of the date specified below. Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in the Note.

1.	Date of conversion:_________________________________________________

2.	Amount of unpaid principal to be converted:______________________________

3.	Amount of accrued and unpaid interest on unpaid principal to be converted to be converted: _________________________________

4.	Total conversion amount (Sum of lines 2 and 3):___________________________________________________________________

5.	Please confirm the following information:_________________________________________________________________________

Conversion Price: ____________________

Number of shares of Common Stock to be issued in respect of the Conversion Amount: ________________________________________

6.	Please issue the Common Stock into which the Note is being converted in the following name and to the following address:

Name of Holder:______________________

Address: ___________________________

Facsimile Number:____________________

Telephone Number:___________________

By:

Title:

Dated:

Holder Requests Delivery to be made: (check one)

☐	By Delivery of Physical Certificates to the Above Address
☐	Through Depository Trust Corporation

(Broker DTC Participant Code:______________)

(Broker Name, Telephone and Contact Person:

)

(Account No.:_________________)

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